Exhibit (g)(5)

Form of

Appendix A

As of November 14, 2011, this Appendix A forms a part of the Amended, Restated and Consolidated Custodian Agreement dated as of January 1, 2008, as amended (the “Consolidated Agreement”) between State Street Bank and Trust Company and each of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II. As of November 14, 2011, this Appendix A supersedes any previous versions of said Appendix.

MassMutual Select Funds
Portfolios	Classes
MassMutual RetireSMARTSM Conservative Fund	S, Y, L, A
MassMutual RetireSMARTSM Moderate Fund	S, Y, L, A
MassMutual RetireSMARTSM Moderate Growth Fund	S, Y, L, A
MassMutual RetireSMARTSM Growth Fund	S, Y, L, A
MassMutual Select Blue Chip Growth Fund	S, Y, L, A, N
MassMutual Select Core Opportunities Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2010 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2015 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2020 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2025 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2030 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2035 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2040 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2045 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2050 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM In Retirement Fund	S, Y, L, A, N
MassMutual Select Diversified International Fund	S, Y, L, A, N
MassMutual Select Diversified Value Fund	S, Y, L, A, N
MassMutual Select Focused Value Fund	S, Y, L, A, N, Z
MassMutual Select Fundamental Value Fund	S, Y, L, A, N, Z
MassMutual Select Growth Opportunities Fund	S, Y, L, A, N
MassMutual Select Indexed Equity Fund	S, Y, L, A, N, Z
MassMutual Select Large Cap Growth Fund	S, Y, L, A
MassMutual Select Large Cap Value Fund	S, Y, L, A, N
MassMutual Select Mid Cap Growth Equity II Fund	S, Y, L, A, N, Z
MassMutual Select Mid-Cap Value Fund	S, Y, L, A, N
MassMutual Select NASDAQ-100® Fund	S, Y, L, A, N
MassMutual Select Overseas Fund	S, Y, L, A, N, Z
MassMutual Select PIMCO Total Return Fund	S, Y, L, A, N, Z
MassMutual Select Small Cap Growth Equity Fund	S, Y, L, A, N, Z
MassMutual Select Small Cap Value Equity Fund	S, Y, L, A, N
MassMutual Select Small Company Growth Fund	S, Y, L, A, N
MassMutual Select Small Company Value Fund	S, Y, L, A, N, Z
MassMutual Select Strategic Balanced Fund	S, Y, L, A, N
MassMutual Select Strategic Bond Fund	S, Y, L, A, N
MassMutual Select Value Equity Fund	S, Y, L, A, N

MassMutual Premier Funds
Portfolios	Classes
MassMutual Premier Balanced Fund	S, Y, L, A
MassMutual Premier Capital Appreciation Fund	S, Y, L, A, N
MassMutual Premier Core Bond Fund	S, Y, L, A, N, Z
MassMutual Premier Disciplined Growth Fund	S, Y, L, A
MassMutual Premier Disciplined Value Fund	S, Y, L, A, N
MassMutual Premier Discovery Value Fund	S, Y, L, A, N
MassMutual Premier Diversified Bond Fund	S, Y, L, A, N, Z
MassMutual Premier Focused International Fund	S, Y, L, A, N, Z
MassMutual Premier Global Fund	S, Y, L, A, N
MassMutual Barings Global Dynamic Asset Allocation Fund	S, Y, L, A, Z
MassMutual Premier High Yield Fund	S, Y, L, A, N, Z
MassMutual Premier Inflation-Protected and Income Fund	S, Y, L, A, N, Z
MassMutual Premier International Bond Fund	S, Y, L, A
MassMutual Premier International Equity Fund	S, Y, L, A
MassMutual Premier Main Street Fund	S, Y, L, A, N
MassMutual Premier Main Street Small/Mid Cap Fund	S, Y, L, A, N
MassMutual Premier Money Market Fund	S, Y, A
MassMutual Premier Short-Duration Bond Fund	S, Y, L, A, N, Z
MassMutual Premier Small/Mid Cap Opportunities Fund	S, Y, L, A
MassMutual Premier Strategic Emerging Markets Fund	S, Y, L, A, Z
MassMutual Premier Value Fund	S, Y, L, A, N

MML Series Investment Fund
Portfolios	Classes
MML Aggressive Allocation Fund	Initial, Service
MML American Funds® Core Allocation Fund	Service I
MML American Funds® Growth Fund	Service I
MML American Funds® International Fund	Service I
MML Asset Allocation Fund	Initial, Service
MML Balanced Allocation Fund	Initial, Service
MML Blue Chip Growth Fund	Initial, Service
MML Concentrated Growth Fund	I, II, Service I
MML Conservative Allocation Fund	Initial, Service
MML Emerging Growth Fund	Initial, Service
MML Equity Income Fund	Initial, Service
MML Equity Index Fund	I, II, III, Service I
MML Foreign Fund	Initial, Service
MML Fundamental Value Fund	II, Service I
MML Global Fund	I, II, Service I
MML Growth & Income Fund	Initial, Service
MML Growth Allocation Fund	Initial, Service
MML Income & Growth Fund	Initial, Service
MML Large Cap Growth Fund	Initial, Service
MML Large Cap Value Fund	Initial, Service
MML Mid Cap Growth Fund	Initial, Service
MML Mid Cap Value Fund	Initial, Service
MML Moderate Allocation Fund	Initial, Service
MML NASDAQ-100® Fund	Initial, Service

MML PIMCO Total Return Fund	II, Service I
MML Small Cap Growth Equity Fund	Initial, Service
MML Small Cap Index Fund	Initial, Service
MML Small Company Value Fund	II, Service I
MML Small/Mid Cap Value Fund	Initial, Service

MML Series Investment Fund II
Portfolios	Classes
MML Blend Fund	Initial, Service
MML China Fund	II, Service I
MML Enhanced Index Core Equity Fund	Initial, Service
MML Equity Fund	Initial, Service
MML High Yield Fund	II, Service I
MML Inflation-Protected and Income Fund	Initial, Service
MML Managed Bond Fund	Initial, Service
MML Money Market Fund	Initial, Service
MML Short-Duration Bond Fund	II, Service I
MML Small/Mid Cap Equity Fund	Initial, Service
MML Strategic Emerging Markets Fund	II, Service I

MASSMUTUAL SELECT FUNDS		STATE STREET BANK AND TRUST COMPANY

By:		By:
Nicholas Palmerino
Title:	CFO and Treasurer	Title:

MASSMUTUAL PREMIER FUNDS

By:
Nicholas Palmerino
Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND

By:
Nicholas Palmerino
Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND II

By:
Nicholas Palmerino
Title:	CFO and Treasurer